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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 13, 1996

                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                 333-8687                     75-2620414
(State or Other Jurisdiction)     (Commission                 (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)

   700 North Pearl Street
    Suite 1400, LB #342
       Dallas, Texas                                             75201-7424
  (Address of Principal                                          (Zip Code)
    Executive Offices)

        Registrant's telephone number, including area code (214) 953-7700

                                    No Change
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

     8.1    Tax Opinion and Consent of Arter & Hadden

     23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMRESCO RESIDENTIAL SECURITIES
                                        CORPORATION, as Depositor

                                        By: /s/ Ronald B. Kirkland
                                        -------------------------------
                                        Name: Ronald B. Kirkland
                                        Title: Vice President and Chief
                                               Accounting Officer

Dated:  December 16, 1996

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                                  EXHIBIT INDEX

Exhibit No.    Description                                            Page No.

      8.1      Tax Opinion and Consent of Arter & Hadden

     23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation